Texas Industries

Stephens Conference

November 12, 2013







Forward-Looking Statement

Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries’ business; changes in economic conditions specific to any one or more of Texas Industries’ markets; the cyclical and seasonal nature of Texas Industries’ business; the level of construction activity in Texas Industries’ markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries’ reports on SEC Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas Industries assumes no obligation to publicly update such statements.



Texas

Texas Market

National Economic Overview

Top Job Growth Markets Ranked by Change in Emp. – August 2013

Rank	MSA	Total Employment	Job Gains	% Change
1	New York-Northern New Jersey-Long Isla	8,706,100	172,800	2.0%
2	Dallas-Fort Worth-Arlington TX	3,135,000	111,000	3.7%
3	Los Angeles-Long Beach-Santa Ana CA	5,323,800	84,500	1.6%
4	Houston-Baytown-Sugar Land TX	2,781,300	80,700	3.0%
5	Atlanta-Sandy Springs-Marietta GA	2,415,900	57,100	2.4%
6	Minneapolis-St. Paul-Bloomington MN-W	1,827,100	57,000	3.2%
7	Chicago-Naperville-Joliet IL-IN-WI	4,458,100	53,700	1.2%
8	Seattle-Tacoma-Bellevue WA	1,764,300	45,500	2.6%
9	Phoenix-Mesa-Glendale, AZ	1,790,200	42,200	2.4%
10	Tampa-St. Petersburg-Clearwater FL	1,194,900	41,700	3.6%
11	Miami-Fort Lauderdale-Miami Beach FL	2,299,800	35,100	1.5%
12	Denver-Aurora CO	1,291,700	34,300	2.7%
13	Philadelphia-Camden-Wilmington PA-NJ-I	2,738,400	33,600	1.2%
14	Washington-Arlington-Alexandria DC-VA	3,068,500	33,400	1.1%
15	San Jose-Sunnyvale-Santa Clara CA	935,600	28,000	3.1%
17	Austin-Round Rock-San Marcos, TX	846,800	23,800	2.9%
43	San Antonio-New Braunfels, TX	889,900	7,800	0.9%

Source: Metrostudy - MetroUSA



Texas Market



State of Texas Population Trend
Population History
Projected Population
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
Texas Population
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009
2012
2015
2018
2021
2024
2027
2030
2033
Calendar Years

Data Source: U.S. Bureau of Labor Statistics, Real Estate Center at TAMU, & Texas State Data Center

Texas Market



Texas Total Employment & Cement Shipments
Total Texas Employment (Non-farm payroll)
Texas Monthly Shipments (ST)
Pre-Recession Peak Employment
Nonfarm Payroll Employees (SA)
Short Tons
11,400,000
11,200,000
11,000,000
10,800,000
10,600,000
10,400,000
10,200,000
10,000,000
9,800,000
9,600,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13

Data Source: U.S. Bureau of Labor Statistics & Texas Tax Controller Report – August 2013



Texas Cement & Single Family Permit Historical Trend
Historical Tons (ST)
SF Permits
Short Tons
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
SF Permits
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Calendar Year



Data Source: U.S. Bureau of Labor Statistics & Real Estate Center at TAMU & Texas Tax Returns


Texas Cement Capacity & Forecasted Demand Growth
Total Cement Capacity
PCA Summer 2013 Forecast
Data Source: USGS & PCA Summer 2013 Forecast
Short Tons ('000)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
11,600,000
13,600,000
14,753,000
15,919,000
16,349,000
17,002,000
17,649,000
18,319,000
2011
2012
2013
2014
2015
2016
2017
2018
Calendar Year

DFW Market

Cement and Aggregates – Key Projects

Horseshoe Project in Dallas, Texas



Horseshoe Project
Commerce St.
DOWNTOWN DALLAS
77
67
30
U.S. Post Office
Calatrava II Bridges
Beckley Ave.
Houston St.
Jefferson Viaduct
S Riverfront Blvd.
Methodist Dallas Medical Center
Sylvan Ave.
W Colorado Blvd.
N Zang Blvd.
Lake Cliff
E Jefferson Blvd.
Trinity River Greenbelt Park
35E
Kidd Spring Park
N
1000 feet

Cement and Aggregates – Key Projects

IH 35E Expansion from Dallas to Denton



Pilot Point
Ray Roberts Lake
Sanger
Aubrey
Krugerville
DENTON
Lincoln Park
Prosper
Oak Point
Shady Shores
Corinth
Hackberry
Frisco
Argyle
Hickory Creek
Copper Canyon
Lewisville Lake
The Colony
Lewisville
Flower Mound
Hebron
Trophy Club
Grapevine Lake
Westlake
Coppell
Carrollton
Addison
Southlake
Grapevine
Farmers Branch
DFW Int'l Airport
DENTON CO.
TARRANT CO.
DALLAS CO.
5 miles
N





Cement and Aggregates – Key Projects

SH 183 Expansion from Dallas to Euless



SH 183 Procurement
Potential Connecting Facilities
North Lake
DFW Int'l. Airport
DFW Int'l. Airport
Hall Johnson Rd.
Glade Rd.
International Pkwy.
N Belt Line Rd.
Royal Ln.
Royal Ln.
Irving Blvd.
Irving Blvd.
W Euless Blvd.
Trinity Blvd.
N Collins St.
TARRANT CO.
DALLAS CO.
N Belt Line Rd.
S Story Rd.
S MacArthur Blvd.
Westmoreland Rd.
Dallas Love Field
1 mile
NOTE: Not to scale.
TxDOT graphic

SH 183 BETWEEN SH 121 AND SH 161 **SH 183 BETWEEN SH 161 AND I-35E**



Cement and Aggregates – Key Projects

SH 360 Expansion in Mansfield, Texas



Denton
McKinney
Fort Worth
Dallas
Detail
ARLINGTON
GRAND PRAIRIE
Grand Prairie Municipal Airport
Arlington Municipal Airport
SE Green Oaks Blvd.
Kingswood
E Sublett Rd.
W Camp Wisdom Rd.
Lynn Creek Park
Joe Pool Lake
Mansfield Webb Rd.
New York
Matlock Rd.
Dick Price Rd.
E Debbie Ln.
N Main St.
Estes Park
England Pkwy.
Lake Ridge Pkwy
Cedar Hill State Park
Rendon Bloodworth Rd.
E Broad St.
Holland Rd.
Retta Mansfield Rd.
W Broad St.
MANSFIELD
Britton Park
TARRANT CO.
JOHNSON CO.
DALLAS CO.
ELLIS CO.
Gifco Rd.
Bedford St.
Ellis St.
Toll Road
Frontage Road
Traffic Signals and Intersection Improvements
2 miles

NOTE: Project area is not drawn to scale in order to emphasize details.

Roadway and Limits	Existing frontage road lanes (Each dir.)	Existing main lanes (Each dir.)	Interim frontage road lanes (Each dir., 2018)	Interim toll lanes (Each dir., 2018)	Ultimate toll lane (Each dir.)
SH 360 from Sublett Road/Camp Wisdom to East Broad Street	1-2	0	2	2	4
SH 360 from East Broad Street to US 287	1-2	0	2	1	3





Houston Market

Cement and Aggregates – Key Projects

US 290 Expansion in Houston, Texas


A
B
C
D
E
F
G
H
I
J-1
J-2
K
US 290 Managed Lanes
Click on highway section letter to view details.

Grand Parkway Extension in Houston, Texas


F-1
F-2
G
45
249
99
59
1960
290
8
6
HARDY



Houston Market

Office Buildings Under-Construction and Proposed



Legend
Under Construction
Proposed Office
Future Grand Parkway
Shenandoah
The Woodlands
Porter Heights
Porter
Stagecoach
Tomball
Rose Hill
Waller
Kingw
Kohrville
Humble
Atas
Aldine
Hudson
Jersey Village
Dyersdale
Katy
Bunker Hill Village
Houston
Cinco Ranch
West University Place
Galena Park
Mission Bend
Pasad
Source: Colliers, Press Releases

Red Dots: represent 12 mm sq ft under construction
Green Dots: represent 6 mm sq ft planned for construction

Austin Market

Downtown Austin Emerging Project Map



3 Eleven Bowie

44 projects are planned or under construction in the lower part of Downtown Austin Area



Data Source: City of Austin Economic Growth & Redevelopment Services



California

California Market

National Economic Overview

Top Job Growth Markets Ranked by Change in Emp. – August 2013

Rank	MSA	Total Employment	Job Gains	% Change
1	New York-Northern New Jersey-Long Isla	8,706,100	172,800	2.0%
2	Dallas-Fort Worth-Arlington TX	3,135,000	111,000	3.7%
3	Los Angeles-Long Beach-Santa Ana CA	5,323,800	84,500	1.6%
4	Houston-Baytown-Sugar Land TX	2,781,300	80,700	3.0%
5	Atlanta-Sandy Springs-Marietta GA	2,415,900	57,100	2.4%
6	Minneapolis-St. Paul-Bloomington MN-W	1,827,100	57,000	3.2%
7	Chicago-Naperville-Joliet IL-IN-WI	4,458,100	53,700	1.2%
8	Seattle-Tacoma-Bellevue WA	1,764,300	45,500	2.6%
9	Phoenix-Mesa-Glendale, AZ	1,790,200	42,200	2.4%
10	Tampa-St. Petersburg-Clearwater FL	1,194,900	41,700	3.6%
11	Miami-Fort Lauderdale-Miami Beach FL	2,299,800	35,100	1.5%
12	Denver-Aurora CO	1,291,700	34,300	2.7%
13	Philadelphia-Camden-Wilmington PA-NJ-I	2,738,400	33,600	1.2%
14	Washington-Arlington-Alexandria DC-VA	3,068,500	33,400	1.1%
15	San Jose-Sunnyvale-Santa Clara CA	935,600	28,000	3.1%
17	Austin-Round Rock-San Marcos, TX	846,800	23,800	2.9%
43	San Antonio-New Braunfels, TX	889,900	7,800	0.9%

Source: Metrostudy - MetroUSA



California Market



California Total Employment & Cement Shipments
Total California Employment (Non-farm payroll)
California Monthly Shipments (ST)
Pre-Recession Peak Employment
Nonfarm Payroll Employees (SA)
Short Tons
15,500,000
15,000,000
14,500,000
14,000,000
13,500,000
13,000,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13

Data Source: U.S. Census of Labor Statistics & USGS Consumption Report – July 2013


California Cement & Single Family Permit Historical Trend
Historical Tons (ST)
SF Permits
Short Tons
SF Permits
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Data Source: U.S. Census Bureau & Real Estate Center at TAMU & USGS Consumption Report


txi


California Cement Capacity & Forecasted Demand Growth
Total Cement Capacity
PCA 2013 Summer Forecast
Data Source: USGS & PCA Summer 2013 Forecast
Short Tons ('000)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
7,594,000
8,164,000
9,022,000
9,903,000
11,107,000
12,882,000
13,775,000
14,479,000
2011
2012
2013
2014
2015
2016
2017
2018
Calendar Year

Pricing Discussion



Texas Overall Cement Consumption & TXI Cement ASPs
Overall Texas Cement Shipments in Fiscal Years
TXI Texas Cement ASPs
Short Tons
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
Recession
Recession
Pricing lag
Increased capacity
Antidumping duties
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
txi

TXI Cement Customer Segments

Type of Segment	Segment Description	Pricing Profile	Share of customer base
 **Silo Accounts (includes affiliate)**	Large and small ready mix producers participating in residential, commercial, and civil markets; includes precast pipe, pavers and cement packaged products	Time commitments and pricing varies based on volumes; commitments do not exceed 12 months	2/3
 **Civil/Highway And Paving Contractors**	Infrastructure projects; paving projects; includes soil stabilization and residential concrete paving	Majority of large projects are priced 18 to 36 months prior to shipments – may include escalators	1/3



Impacts Average Sales Price

- Customer mix
- Geographic mix
- Product mix



Pricing Summary

- Current market prices are higher than reported ASP
- ASP changes lag demand changes
- Silo account price changes take 6-9 months to fully impact ASP
- Civil/paving price changes take 18-36 months to fully impact ASP
- Mix matters (customer, geographic, product)
- Prices are up and continued improvement is expected



EBITDA Potential

(refer to assumptions pg 35)



(in $millions)
450
400
350
300
250
200
150
100
50
0
$43
$79
$326
$410
As of 5/31/2012*
As of 5/31/2013*
Texas Demand > Current & New Capacity
Potential EBITDA plus Cost Savings

*Does not include any major gains or losses



30 Year History in Texas


30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
2009 population 8 million or 48% higher than 1989
2009 trough demand 4.4 million tons (62%) higher than 1989
Population
Cement Demand (Tons)

Next 20 Years in Texas.....
30 Year History in Texas



35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
Forecasted 2029 population is 4.3 million or 17% higher than 2009 - NEXT DEEP TROUGH WILL BE HIGHER
New Peak 2017
Every year at or above rationalized capacity - Pricing and margins should be better through the next cycle
Forecasted Population
Ultimate Texas Capacity
Rationalized Texas Capacity
Projected Cement Demand - historical per capita
PCA Forecasted Cement Demand





30 Year History in California



40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
16% of FY13 Sales in CA
2010 lowest level since 1982 - Recent trough severity an anomoly compared to prior troughs
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Population
Cement Demand

Next 20 Years in California.....



50,000,000
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029
Forecasted Population
Projected Cement Demand - historical per capita
Total capacity
PCA Forecast

EBITDA Potential

(refer to assumptions pg 35)



(in $millions)
450
400
350
300
250
200
150
100
50
0
$43
$79
$326
$410
As of 5/31/2012*
As of 5/31/2013*
Texas Demand > Current & New Capacity
Potential EBITDA plus Cost Savings

*Does not include any major gains or losses



EBITDA Potential Assumptions

- EBIT Margins are approximately 30%, 20% and 9% respectively for cement, aggregates and ready mix
- Prior peak pricing
- Shipments at capacity levels



Conclusion

- Operate in great markets – Texas and California
- Tremendous upside remains
- World-class assets



Texas Industries

Stephens Conference – November 12, 2013